Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2019
Property and equipment, net
Schedule of property and equipment, net

	As of
	December 31,
	2018	2019
	RMB	RMB
Office furniture and equipment	2,007	1,774
Computer equipment	7,517	8,812
Servers and network equipment	45,601	51,810
Leasehold improvements	12,539	11,427
Vehicles	575	727
Building	12,512	12,512
Total	80,751	87,062
Accumulated depreciation	(28,429)	(49,179)
Impairment	—	(1,197)
Property and equipment, net	52,322	36,686